Exhibit 10.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of EDP — Electicidade de Portugal, S.A., a corporation organized under the laws of the Republic of Portugal (the “Company”), does hereby certify, to such officers’ knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2002 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 3, 2003	/s/ João Ramalho Talone

João Ramalho Talone
Chief Executive Officer

Date: July 3, 2003	/s/ Rui Miguel Horta e Costa

Rui Miguel Horta e Costa
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.